Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Wahed Dow Jones Islamic World ETF (UMMA)
(the “Fund”)

September 30, 2024

Supplement to the
Prospectus and Summary Prospectus,
each dated September 30, 2024

Effective September 30, 2024, Wahed Invest LLC (the “Adviser”), the Fund’s investment adviser, will no longer consider applying environmental, social, and governance (“ESG”) criteria when selecting the Fund’s investments. As such, the following disclosure in the section entitled “Principal Investment Strategies” in the “Summary Section” of the Prospectus and in the Summary Prospectus, and corresponding ESG risk disclosure, has been deleted:

In addition, in selecting the investments for the Fund, the Adviser may determine to apply an environment, social, and governance (“ESG”) framework that evaluates companies based on various metrics, such as the company’s impact on the environment, community relations, employee relations, and corporate governance (“ESG Screen”). If it determines to apply the ESG Screen, the Adviser uses RepRisk, a provider of business intelligence on ESG risks, for daily filtering, screening, and analysis of controversies related to companies within the Fund. Such analysis includes a range of issues such as economic crime and corruption, fraud, illegal commercial practices, human rights issues, labor disputes, workplace safety, catastrophic accidents, and environmental disasters.

The Adviser does not expect this change to affect the day-to-day management of the Fund or the Fund’s ability to seek to achieve its investment objective.

Please retain this Supplement with your Prospectus and
Summary Prospectus for future reference.